UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 30, 2014
(Date of earliest event reported)

JPMBB Commercial Mortgage Securities Trust 2014-C23
(Exact name of issuing entity)

JPMorgan Chase Bank, National Association
Barclays Bank PLC
Redwood Commercial Mortgage Corporation
MC-Five Mile Commercial Mortgage Finance LLC
General Electric Capital Corporation
Column Financial, Inc.

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

New York	333-190246-08	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 272-6858

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.            Other Events.

On September 30, 2014, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance of the JPMBB Commercial Mortgage Securities Trust 2014-C23, Commercial Mortgage Pass-Through Certificates, Series 2014-C23, pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2014 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer and as certificate administrator, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B, Class C and Class EC Certificates (the “Public Certificates”), having an aggregate initial principal amount of $1,150,593,000, were sold to J.P. Morgan Securities LLC (“JPMS”), Barclays Capital Inc. (“Barclays Capital”) and Credit Suisse Securities (USA) LLC (“Credit Suisse” and, collectively with JPMS and Barclays Capital, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated September 17, 2014, among the Registrant and JPMS, for itself and on behalf of Barclays Capital and Credit Suisse. In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On September 30, 2014, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $1,150,593,000. The net proceeds of the offering to the Registrant of the issuance of the certificates, after deducting expenses payable by the Registrant of $5,714,371.99, were approximately $1,230,041,057.24. Of the expenses paid by the Registrant, approximately $862,847.75 were paid directly to affiliates of the Registrant, $0 in the form of fees were paid to the Underwriters, $74,317.64 were paid to or for the Underwriters and $4,777,206.60 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-190246) was originally declared effective on October 24, 2013.

On September 30, 2014, the Registrant sold the Class X-C, Class X-D, Class X-E, Class D, Class E, Class F, Class NR and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $205,038,834, to JPMS, Barclays Capital and Credit Suisse, as initial purchasers, pursuant to a Certificate Purchase Agreement, dated September 17, 2014, by and among the Depositor, JPMS, Barclays Capital and Credit Suisse. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On September 30, 2014, the Registrant sold the Class UH5 Certificates, having an aggregate initial principal amount of $12,257,000, to JPMS, as initial purchaser, pursuant to a Certificate Purchase Agreement, dated September 17, 2014, by and between the Depositor and JPMS. The Class UH5 Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On September 30, 2014, the Registrant sold the Class WYA Certificates, having an aggregate initial principal amount of $10,500,000, to JPMS, as initial purchaser, pursuant to a Certificate Purchase Agreement, dated September 17, 2014, by and between the Depositor and JPMS. The Class WYA

Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On September 30, 2014, the Registrant sold the Class RIM Certificates, having an aggregate initial principal amount of $15,000,000, to JPMS and Barclays Capital, as initial purchasers, pursuant to a Certificate Purchase Agreement, dated September 17, 2014, by and among the Depositor, JPMS and Barclays Capital. The Class WYA Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Mortgage Loan identified in the Pooling and Servicing Agreement as the “Columbus Square Portfolio Mortgage Loan” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of September 1, 2014 (the “WFRBS 2014-C22 Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer and as certificate administrator, tax administrator and custodian, CWCapital Asset Management LLC, as general special servicer, NCB, FSB, as NCB master servicer and as NCB special servicer, Pentalpha Surveillance LLC, as trust advisor, and Wilmington Trust, National Association, as trustee. An executed version of the WFRBS 2014-C22 Pooling and Servicing Agreement is attached hereto as Exhibit 4.2.

The Mortgage Loan identified in the Pooling and Servicing Agreement as the “Las Catalinas Mall Mortgage Loan” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of August 1, 2014 (the “JPMBB 2014-C22 Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer and as certificate administrator, LNR Partners, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor. An executed version of the JPMBB 2014-C22 Pooling and Servicing Agreement is attached hereto as Exhibit 4.3.

The Mortgage Loan identified in the Pooling and Servicing Agreement as the “Canyon Ranch Portfolio Mortgage Loan” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of September 1, 2014 (the “COMM 2014-UBS5 Pooling and Servicing Agreement”), among Deutsche Mortgage & Asset Receiving Corporation., as depositor, Wells Fargo Bank, National Association, as master servicer and as certificate administrator, paying agent and custodian, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Situs Holdings, LLC, as operating advisor. An executed version of the COMM 2014-UBS5 Pooling and Servicing Agreement is attached hereto as Exhibit 4.4.

The Mortgage Loan identified in the Pooling and Servicing Agreement as the “Beverly Connection Mortgage Loan” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of September 1, 2014 (the “GSMS 2014-GC24 Pooling and Servicing Agreement”), among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Situs Holdings, LLC, as operating advisor and Wells Fargo Bank, National Association, as certificate administrator and as trustee. An executed version of the GSMS 2014-GC24 Pooling and Servicing Agreement is attached hereto as Exhibit 4.5.

The Certificates represent, in the aggregate, the entire beneficial ownership in JPMBB Commercial Mortgage Securities Trust 2014-C23 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 65 fixed-rate mortgage loans (the “Mortgage Loans”) and three trust companion loans (the “Trust Companion Loans”) secured by first liens on 101 commercial, multifamily and manufactured housing properties. The Mortgage Loans (and the Trust Companion Loans, as applicable) were acquired by the Registrant (i) from JPMCB pursuant to a Mortgage Loan Purchase Agreement, dated as of September 30, 2014 and as to which an executed version is attached hereto as Exhibit 99.1 (the “JPMCB Mortgage Loan Purchase Agreement”), between the Registrant and JPMCB, (ii) from Barclays Bank PLC (“Barclays”) pursuant to a Mortgage Loan Purchase Agreement, dated as of September 30, 2014 and as to which an executed version is attached hereto as Exhibit 99.2 (the “Barclays Mortgage Loan Purchase Agreement”) between the Registrant and Barclays, (iii) from Redwood Commercial Mortgage Corporation (“RCMC”) pursuant to a Mortgage Loan Purchase Agreement, dated as of September 30, 2014 and as to which an executed version is attached hereto as Exhibit 99.3 (the “RCMC Mortgage Loan Purchase Agreement”) among the Registrant, RCMC and Redwood Trust, Inc., (iv) from MC-Five Mile Commercial Mortgage Finance LLC (“MC-Five Mile”) pursuant to a Mortgage Loan Purchase Agreement, dated as of September 30, 2014 and as to which an executed version is attached hereto as Exhibit 99.4 (the “MC-Five Mile Mortgage Loan Purchase Agreement”) between the Registrant and MC-Five Mile, (v) from General Electric Capital Corporation (“GECC”) pursuant to a Mortgage Loan Purchase Agreement, dated as of September 30, 2014 and as to which an executed version is attached hereto as Exhibit 99.5 (the “GECC Mortgage Loan Purchase Agreement”) between the Registrant and GECC and (vi) from Column Financial, Inc. (“Column”) pursuant to a Mortgage Loan Purchase Agreement, dated as of September 30, 2014 and as to which an executed version is attached hereto as Exhibit 99.6 (the “Column Mortgage Loan Purchase Agreement”and collectively with the JPMCB Mortgage Loan Purchase Agreement, the Barclays Mortgage Loan Purchase Agreement, the RCMC Mortgage Loan Purchase Agreement, the MC-Five Mile Mortgage Loan Purchase Agreement and the GECC Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”) between the Registrant and Column.

Item 9.01.Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits

Exhibit 1.1
Underwriting Agreement, dated September 17, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Barclays Capital Inc. and Credit Suisse Securities (USA) LLC, as underwriters.

Exhibit 4.1
Pooling and Servicing Agreement, dated as of September 1, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer and as certificate administrator, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.

Exhibit 4.2
Pooling and Servicing Agreement governing the issuance of the WFRBS 2014-C22 certificates, dated as of September 1, 2014, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer and as certificate administrator, tax administrator and custodian, CWCapital Asset Management LLC, as general special servicer, NCB, FSB, as NCB master servicer and as NCB special servicer, Pentalpha Surveillance LLC, as trust advisor, and Wilmington Trust, National Association, as trustee.

Exhibit 4.3
Pooling and Servicing Agreement governing the issuance of the JPMBB 2014-C22 certificates, dated as of August 1, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer and as certificate administrator, LNR Partners, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.

Exhibit 4.4
Pooling and Servicing Agreement governing the issuance of the COMM 2014-UBS5 certificates, dated as of September 1, 2014, by and among Deutsche Mortgage & Asset Receiving Corporation., as depositor, Wells Fargo Bank, National Association, as master servicer and as certificate administrator, paying agent and custodian, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Situs Holdings, LLC, as operating advisor.

Exhibit 4.5
Pooling and Servicing Agreement governing the issuance of the GSMS 2014-GC24 certificates, dated as of September 1, 2014, by and among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Situs Holdings, LLC, as operating advisor and Wells Fargo Bank, National Association, as certificate administrator and as trustee.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated September 30, 2014.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated September 30, 2014 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of September 30, 2014, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of September 30, 2014, between Barclays Bank PLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.3
Mortgage Loan Purchase Agreement, dated as of August 22, 2014, among Redwood Commercial Mortgage Corporation, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser and Redwood Trust, Inc.

Exhibit 99.4
Mortgage Loan Purchase Agreement, dated as of September 30, 2014, between MC-Five Mile Commercial Mortgage Finance LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of September 30, 2014, between General Electric Capital Corporation, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.6	Mortgage Loan Purchase Agreement, dated as of September 30, 2014, between Column Financial, Inc., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 30, 2014	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

	By:	/s/ Bianca A. Russo
Name: Bianca A. Russo
Title: Managing Director and Secretary

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1.1
Underwriting Agreement, dated September 17, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Barclays Capital Inc. and Credit Suisse Securities (USA) LLC, as underwriters.
(E)

4.1
Pooling and Servicing Agreement, dated as of September 1, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer and as certificate administrator, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.
(E)

4.2
Pooling and Servicing Agreement governing the issuance of the WFRBS 2014-C22 certificates, dated as of September 1, 2014, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer and as certificate administrator, tax administrator and custodian, CWCapital Asset Management LLC, as general special servicer, NCB, FSB, as NCB master servicer and as NCB special servicer, Pentalpha Surveillance LLC, as trust advisor, and Wilmington Trust, National Association, as trustee.
(E)

4.3
Pooling and Servicing Agreement governing the issuance of the JPMBB 2014-C22 certificates, dated as of August 1, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer and as certificate administrator, LNR Partners, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.

4.4	Pooling and Servicing Agreement governing the

issuance of the COMM 2014-UBS5 certificates, dated as of September 1, 2014, by and among Deutsche Mortgage & Asset Receiving Corporation., as depositor, Wells Fargo Bank, National Association, as master servicer and as certificate administrator, paying agent and custodian, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Situs Holdings, LLC, as operating advisor.

4.5
Pooling and Servicing Agreement governing the issuance of the GSMS 2014-GC24 certificates, dated as of September 1, 2014, by and among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Situs Holdings, LLC, as operating advisor and Wells Fargo Bank, National Association, as certificate administrator and as trustee.

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated August 22, 2014.

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated August 22, 2014 (included as part of Exhibit 5).

23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

99.1	Mortgage Loan Purchase Agreement, dated as of September 30, 2014, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.2	Mortgage Loan Purchase Agreement, dated as of September 30, 2014, between Barclays Bank PLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.3
Mortgage Loan Purchase Agreement, dated as of September 30, 2014, among Redwood Commercial Mortgage Corporation, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser and Redwood Trust, Inc.
(E)

99.4	Mortgage Loan Purchase Agreement, dated as of	(E)

September 30, 2014, between MC-Five Mile Commercial Mortgage Finance LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

99.5	Mortgage Loan Purchase Agreement, dated as of September 30, 2014, between General Electric Capital Corporation, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.6	Mortgage Loan Purchase Agreement, dated as of September 30, 2014, between Column Financial, Inc., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)